Exhibit F-2

           Jersey Central Power & Light Company and Subsidiary Company
                           Consolidating Balance Sheet
                                December 31, 1997
                                 (In Thousands)
           -----------------------------------------------------------

                                                Jersey Central Power
                                                  & Light Company
                                                   and Subsidiary    Eliminations  Jersey Central       JCP&L
                                                       Company            and       Power & Light     Preferred
                                                   Consolidated      Adjustments     Company        Capital, Inc.
                                                -------------------- -----------   --------------   -------------

ASSETS
Utility Plant:
   In service, at original cost                      $4,671,568                       $4,671,568
   Less, accumulated depreciation                     2,007,427                        2,007,427
                                                      ---------                        ---------
      Net utility plant in service                    2,664,141                        2,664,141
   Construction work in progress                        124,887                          124,887
   Other, net                                            92,654                           92,654
                                                      ---------                        ---------
      Net utility plant                               2,881,682                        2,881,682
                                                      ---------                        ---------

Other Property and Investments:
   Common stock of subsidiary                             -            $ 16,895           16,895
   Nuclear decommissioning trusts                       343,434                          343,434
   Nuclear fuel disposal trust                          108,652                          108,652
   Other, net                                             8,951                            8,951
                                                      ---------         -------        ---------
      Total other property and investments              461,037          16,895          477,932
                                                      ---------         -------        ---------

Current Assets:
   Cash and temporary cash investments                    2,994                            2,993        $      1
   Special deposits                                       6,778                            6,778
   Accounts receivable:
      Customers, net                                    153,753                          153,753
      Other                                              18,225          13,326           18,225          13,326
   Unbilled revenues                                     59,687                           59,687
   Materials and supplies, at average cost or less:
      Construction and maintenance                       90,037                           90,037
      Fuel                                               14,260                           14,260
   Deferred income taxes                                 27,536                           27,536
   Prepayments                                           14,468                           14,468
                                                      ---------         -------        ---------         -------
      Total current assets                              387,738          13,326          387,737          13,327
                                                      ---------         -------        ---------         -------

Deferred Debits and Other Assets:
   Regulatory assets:
     Income taxes recoverable through future rates      128,111                          128,111
     Nonutility generation contract buyout costs        140,500                          140,500
     Three Mile Island Unit 2 deferred costs            109,498                          109,498
     Unamortized property losses                         94,726                           94,726
     Other                                              312,867                          312,867
                                                      ---------         -------        ---------         -------
      Total regulatory assets                           785,702                          785,702
   Deferred income taxes                                154,708                          154,708
   Other                                                 19,909         128,866           19,909         128,866
                                                      ---------         -------        ---------         -------
      Total deferred debits and other assets            960,319         128,866          960,319         128,866
                                                      ---------         -------        ---------         -------

      Total Assets                                   $4,690,776        $159,087       $4,707,670        $142,193
                                                      =========         =======        =========         =======

----------
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.

                                                                     Exhibit F-2

     Jersey Central Power & Light Company and Subsidiary Company
                           Consolidating Balance Sheet
                                December 31, 1997
                                 (In Thousands)
           -----------------------------------------------------------

                                                Jersey Central Power
                                                  & Light Company
                                                   and Subsidiary    Eliminations  Jersey Central       JCP&L
                                                       Company            and       Power & Light     Preferred
                                                   Consolidated      Adjustments     Company        Capital, Inc.
                                                -------------------- -----------   --------------   -------------

LIABILITIES AND CAPITAL
Capitalization:
   Common stock                                      $   153,713       $      1       $  153,713        $      1
   Capital surplus                                       510,769         16,753          510,769          16,753
   Retained earnings                                     875,639            141          875,639             141
                                                       ---------        -------        ---------         -------
      Total common stockholder's equity                1,540,121         16,895        1,540,121          16,895
   Cumulative preferred stock:
     With mandatory redemption                            91,500                          91,500
     Without mandatory redemption                         37,741                          37,741
   Company-obligated mandatorily redeemable
     preferred securities                                125,000                                         125,000
   Long-term debt                                      1,173,304        128,866        1,302,170
                                                       ---------        -------        ---------         -------
      Total capitalization                             2,967,666        145,761        2,971,532         141,895
                                                       ---------        -------        ---------         -------

Current Liabilities:
   Securities due within one year                         12,511                          12,511
   Notes payable                                         115,254                         115,254
   Obligations under capital leases                       79,419                          79,419
   Accounts payable                                      140,989         13,326          154,315
   Taxes accrued                                           3,966                           3,722             244
   Deferred energy credits                                25,645                          25,645
   Interest accrued                                       26,021                          25,967              54
   Other                                                  76,529                          76,529
                                                       ---------        -------        ---------         -------
      Total current liabilities                          480,334         13,326          493,362             298
                                                       ---------        -------        ---------         -------

Deferred Credits and Other Liabilities:
   Deferred income taxes                                 644,562                         644,562
   Unamortized investment tax credits                     54,675                          54,675
   Three Mile Island Unit 2 future costs                 112,227                         112,227
   Nuclear fuel disposal fee                             134,326                         134,326
   Regulatory liabilities                                 49,226                          49,226
   Other                                                 247,760                         247,760
                                                       ---------        -------        ---------         -------
      Total deferred credits and other liabilities     1,242,776           -           1,242,776            -
                                                       ---------        -------        ---------         -------

      Total Liabilities and Capital                  $ 4,690,776       $159,087       $4,707,670        $142,193
                                                       =========        =======        =========         =======

----------
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.

                                                                     Exhibit F-2

           Jersey Central Power & Light Company and Subsidiary Company
                        Consolidating Statement of Income
                      For the Year Ended December 31, 1997
                                 (In Thousands)
           -----------------------------------------------------------

                                                Jersey Central Power
                                                  & Light Company
                                                   and Subsidiary    Eliminations  Jersey Central       JCP&L
                                                       Company            and       Power & Light     Preferred
                                                   Consolidated      Adjustments     Company        Capital, Inc.
                                                -------------------- -----------   --------------   -------------

Operating Revenues                                   $2,093,972                       $2,093,972
                                                      ---------         ------         ---------

Equity in Earnings of Subsidiary                           -           $   941               941
                                                      ---------         ------         ---------

Operating Expenses:
   Fuel                                                 101,030                          101,030
   Power purchased and interchanged:
     Affiliates                                          15,979                           15,979
     Other                                              610,792                          610,792
   Deferral of energy and capacity costs, net             6,043                            6,043
   Other operation and maintenance                      454,991                          454,991
   Depreciation and amortization                        237,461                          237,461
   Taxes, other than income taxes                       232,086                          232,086
                                                      ---------         ------         ---------
        Total operating expenses                      1,658,382            -           1,658,382
                                                      ---------         ------         ---------

Operating Income Before Income Taxes                    435,590            941           436,531
   Income taxes                                         110,740           (507)          110,233
                                                      ---------         ------         ---------
Operating Income                                        324,850          1,448           326,298
                                                      ---------         ------         ---------

Other Income and Deductions:
   Allowance for other funds used
     during construction
   Other income, net                                      1,919         12,299             2,016        $12,202
   Income taxes                                          (1,376)          (507)           (1,376)          (507)
                                                      ---------         ------         ---------         ------
        Total other income and deductions                   543         11,792               640         11,695
                                                      ---------         ------         ---------         ------

Income Before Interest Charges and
  Dividends on Preferred Securities                     325,393         13,240           326,938         11,695
                                                      ---------         ------         ---------         ------

Interest Charges and Dividends
  on Preferred Securities:
   Interest on long-term debt                            89,869                           89,869
   Other interest                                        15,129         12,299            27,374             54
   Allowance for borrowed funds used
     during construction                                 (2,319)                          (2,319)
   Dividends on company-obligated mandatorily
     redeemable preferred securities                     10,700                                          10,700
                                                      ---------         ------         ---------         ------
        Total interest charges and dividends
          on preferred securities                       113,379         12,299           114,924         10,754
                                                      ---------         ------         ---------         ------
Net Income                                           $  212,014        $   941        $  212,014        $   941
                                                      =========         ======         =========         ======

----------
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.


                                                                     Exhibit F-2

           Jersey Central Power & Light Company and Subsidiary Company
                  Consolidating Statement of Retained Earnings
                      For the Year Ended December 31, 1997
                                 (In Thousands)
           -----------------------------------------------------------


                                                Jersey Central Power
                                                  & Light Company
                                                   and Subsidiary    Eliminations  Jersey Central       JCP&L
                                                       Company            and       Power & Light     Preferred
                                                   Consolidated      Adjustments     Company        Capital, Inc.
                                                -------------------- -----------   --------------   -------------

Balance at beginning of year                         $ 825,001         $   325        $ 825,001         $   325


   Net income                                          212,014             941          212,014             941


   Cash dividends declared on common stock            (150,000)         (1,124)        (150,000)         (1,124)


   Cash dividends on cumulative preferred stock        (11,376)                         (11,376)


   Other adjustments, net                                  -

                                                      --------          ------         --------          ------
Balance at end of year                               $ 875,639         $   142        $ 875,639         $   142
                                                      ========          ======         ========          ======

----------
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.



                                                                     Exhibit F-2

           Jersey Central Power & Light Company and Subsidiary Company
                      Consolidating Statement of Cash Flows
                      For the Year Ended December 31, 1997
                                 (In Thousands)
           -----------------------------------------------------------

                                                Jersey Central Power
                                                  & Light Company
                                                   and Subsidiary    Eliminations  Jersey Central       JCP&L
                                                       Company            and       Power & Light     Preferred
                                                   Consolidated      Adjustments     Company        Capital, Inc.
                                                -------------------- -----------   --------------   -------------

Operating Activities:
  Net income                                         $ 212,014         $   941        $ 212,014         $    941
  Adjustments to reconcile income to cash provided:
    Equity in earnings of subsidiary                       -              (941)            (941)
    Depreciation and amortization                      253,278                          253,278
    Amortization of property under capital leases       28,703                           28,703
    Nuclear outage maintenance costs, net               11,615                           11,615
    Deferred income taxes and investment tax credit
      net                                              (27,449)                         (27,449)
    Deferred energy and capacity costs, net              8,193                            8,193
    Accretion income                                   (10,760)                         (10,760)
  Changes in working capital:
    Receivables                                        (12,625)                         (12,769)             144
    Materials and supplies                               7,721                            7,721
    Special deposits and prepayments                     6,844                            6,844
    Payables and accrued liabilities                    12,740                           12,701               39
    Due to/from affiliates                             (38,230)                         (38,230)
  Nonutility generation contract buyout costs          (30,500)                         (30,500)
  Other, net                                             6,281                            6,281
                                                      --------          ------         --------          -------
          Net cash provided by operating activities    427,825             -            426,701            1,124
                                                      --------          ------         --------          -------

Investing Activities:
  Cash construction expenditures                      (172,243)                        (172,243)
  Contributions to decommissioning trusts              (18,003)                         (18,003)
  Other, net                                           (10,989)                         (10,989)
                                                      --------          ------         --------          -------
          Net cash used for investing activities      (201,235)            -           (201,235)             -
                                                      --------          ------         --------          -------

Financing Activities:
  Increase in notes payable, net                        83,454                           83,454
  Retirement of long-term debt                        (100,075)                        (100,075)
  Capital lease principal payments                     (26,496)                         (26,496)
  Redemption of preferred stock                        (20,000)                         (20,000)
  Dividends paid on preferred stock                    (11,800)                         (11,800)
  Dividends paid on common stock                      (150,000)                        (150,000)
  Dividends paid on common stock - Internal                -                              1,124           (1,124)
                                                       --------         ------         --------          -------
          Net cash required by financing activities   (224,917)            -           (223,793)          (1,124)
                                                      --------          ------         --------          -------

Net increase in cash and temporary cash
   investments from above activities                     1,673             -              1,673              -
Cash and temporary cash investments,
   beginning of year                                     1,321             -              1,320                1
                                                      --------          ------         --------          -------
Cash and temporary cash investments, end of year     $   2,994         $   -          $   2,993         $      1
                                                      ========          ======         ========          =======

Supplemental Disclosure:
  Interest paid                                      $ 114,423         $12,299        $ 116,022         $ 10,700
                                                      ========          ======         ========          =======
  Income taxes paid                                  $ 133,689                        $ 133,169         $    520
                                                      ========                         ========          =======
  New capital lease obligations incurred             $  11,048                        $  11,048
                                                      ========                         ========

----------
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.

                                                                     Exhibit F-2

              Metropolitan Edison Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1997
                                 (In Thousands)
              ----------------------------------------------------

                                                    Metropolitan
                                                   Edison Company
                                                   and Subsidiary   Eliminations     Metropolitan        Met-Ed       York Haven
                                                      Companies          and            Edison         Preferred         Power
                                                    Consolidated    Adjustments        Company       Capital, Inc.      Company
                                                   --------------   ------------     ------------    -------------    ----------
ASSETS
Utility Plant:
   In service, at original cost                      $2,411,810                       $2,394,394                       $17,416
   Less, accumulated depreciation                       919,771                          913,727                        6,044
                                                      ---------                        ---------                        ------
      Net utility plant in service                    1,492,039                        1,480,667                        11,372
   Construction work in progress                         45,435                           42,817                         2,618
   Other, net                                            39,056                           39,056
                                                      ---------                        ---------                        ------
      Net utility plant                               1,576,530                        1,562,540                        13,990
                                                      ---------                        ---------                        ------

Other Property and Investments:
   Common stock of subsidiaries                            -           $ 27,747           27,747
   Nuclear decommissioning trusts                       168,110                          168,110
   Other, net                                            11,958                           11,958
                                                      ---------         -------        ---------
      Total other property and investments              180,068          27,747          207,815
                                                      ---------         -------        ---------

Current Assets:
   Cash and temporary cash investments                    6,116                            5,093         $      1         1,022
   Special deposits                                       1,055                            1,055
   Accounts receivable:
      Customers, net                                     65,156                           65,156
      Other                                              29,399          11,203           29,180           10,904           518
   Unbilled revenues                                     39,747                           39,747
   Materials and supplies, at average cost
     or less:
      Construction and maintenance                       38,597                           38,597
      Fuel                                               11,323                           11,323
   Deferred income taxes                                  2,945                            2,945
   Prepayments                                            6,762                            6,751                            11
                                                      ---------         -------        ---------          -------        ------
      Total current assets                              201,100          11,203          199,847           10,905         1,551
                                                      ---------         -------        ---------          -------        ------

Deferred Debits and Other Assets:
   Regulatory assets:
     Income taxes recoverable through future
       rates                                            178,927                          179,073                           (146)
     Three Mile Island Unit 2 deferred costs            146,290                          146,290
     Nonutility generation contract buyout
       costs                                             76,368                           76,368
     Other                                               73,297                           73,297
                                                      ---------        -------         ---------        -------          ------
      Total regulatory assets                           474,882                          475,028                           (146)
   Deferred income taxes                                 87,332                           87,328                              4
   Other                                                 14,069        103,093            14,069        103,093
                                                      ---------        -------         ---------        -------          ------
      Total deferred debits and other assets            576,283        103,093           576,425        103,093            (142)
                                                      ---------        -------         ---------        -------          ------

      Total Assets                                   $2,533,981       $142,043        $2,546,627       $113,998         $15,399
                                                      =========        =======         =========        =======          ======

----------
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.

                                                                     Exhibit F-2

              Metropolitan Edison Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1997
                                 (In Thousands)
              ----------------------------------------------------

                                                    Metropolitan
                                                   Edison Company
                                                   and Subsidiary   Eliminations     Metropolitan        Met-Ed       York Haven
                                                      Companies          and            Edison         Preferred         Power
                                                    Consolidated    Adjustments        Company       Capital, Inc.      Company
                                                   --------------   ------------     ------------    -------------    ----------
LIABILITIES AND CAPITAL
Capitalization:
   Common stock                                      $   66,273        $  1,164       $   66,273        $      1       $ 1,163
   Capital surplus                                      370,200          16,362          370,200          13,402         2,960
   Retained earnings                                    268,634          10,221          268,634             104        10,117
   Accumulated other comprehensive income                12,487                           12,487
                                                      ---------         -------        ---------         -------        ------
      Total common stockholder's equity                 717,594          27,747          717,594          13,507        14,240
   Cumulative preferred stock                            12,056                           12,056
   Company-obligated mandatorily redeemable
     preferred securities                               100,000                                          100,000
   Long-term debt                                       576,924         103,093          680,017
                                                      ---------         -------        ---------         -------        ------
      Total capitalization                            1,406,574         130,840        1,409,667         113,507        14,240
                                                      ---------         -------        ---------         -------        ------

Current Liabilities:
   Securities due within one year                            22                               22
   Notes payable                                         67,279                           67,279
   Obligations under capital leases                      38,372                           38,372
   Accounts payable                                     158,462          11,203          169,665
   Taxes accrued                                         21,455                           20,994             420            41
   Interest accrued                                      15,903                           15,832              71
   Other                                                 33,351                           33,351
                                                      ---------         -------        ---------         -------        ------
      Total current liabilities                         334,844          11,203          345,515             491            41
                                                      ---------         -------        ---------         -------        ------

Deferred Credits and Other Liabilities:
   Deferred income taxes                                412,692                          411,655                         1,037
   Three Mile Island Unit 2 future costs                224,354                          224,354
   Unamortized investment tax credits                    29,134                           29,088                            46
   Nuclear fuel disposal fee                             30,343                           30,343
   Regulatory liabilities                                24,195                           24,160                            35
   Other                                                 71,845                           71,845
                                                      ---------         -------        ---------         -------        ------
      Total deferred credits and other
        liabilities                                     792,563            -             791,445            -            1,118
                                                      ---------         -------        ---------         -------        ------

      Total Liabilities and Capital                  $2,533,981        $142,043       $2,546,627        $113,998       $15,399
                                                     ==========        ========       ==========         ========       =======

----------
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.


                                                                     Exhibit F-2

              Metropolitan Edison Company and Subsidiary Companies
                        Consolidating Statement of Income
                      For the Year Ended December 31, 1997
                                 (In Thousands)
              ----------------------------------------------------

                                                    Metropolitan
                                                   Edison Company
                                                   and Subsidiary   Eliminations     Metropolitan        Met-Ed       York Haven
                                                      Companies          and            Edison         Preferred         Power
                                                    Consolidated    Adjustments        Company       Capital, Inc.      Company
                                                   --------------   ------------     ------------    -------------    ----------
Operating Revenues                                   $943,109        $ 6,290          $942,985                         $6,414
                                                      -------         ------           -------                          -----

Equity in Earnings of Subsidiaries                       -             1,865             1,865
                                                      -------         ------           -------

Operating Expenses:
   Fuel                                                92,726                           92,726
   Power purchased and interchanged:
     Affiliates                                        17,936          6,290            24,226
     Other                                            223,948                          223,948
   Other operation and maintenance                    228,258                          224,481                          3,777
   Depreciation and amortization                      106,437                          105,613                            824
   Taxes, other than income taxes                      59,339                           59,082                            257
                                                      -------         ------           -------                          -----
        Total operating expenses                      728,644          6,290           730,076                          4,858
                                                      -------         ------           -------                          -----
Operating Income Before Income Taxes                  214,465          1,865           214,774                          1,556
   Income taxes                                        64,314           (416)           63,363                            535
                                                      -------         ------           -------                          -----
Operating Income                                      150,151          2,281           151,411                          1,021
                                                      -------         ------           -------                          -----
Other Income and Deductions:
   Allowance for other funds used
     during construction                                   75                                                              75
   Other income, net                                    3,371         10,262             3,370        $10,262               1
   Income taxes                                        (1,455)          (416)           (1,455)          (416)
                                                      -------         ------           -------         ------           -----
        Total other income and deductions               1,991          9,846             1,915          9,846              76
                                                      -------         ------           -------         ------           -----

Income Before Interest Charges and
  Dividends on Preferred Securities                   152,142         12,127           153,326          9,846           1,097
                                                      -------         ------           -------         ------           -----

Interest Charges and Dividends
  on Preferred Securities:
   Interest on long-term debt                          43,885                           43,885
   Other interest                                       6,765         10,262            16,949             72               6
   Allowance for borrowed funds used
     during construction                               (1,025)                          (1,025)
   Dividends on company-obligated mandatorily
     redeemable preferred securities                    9,000                                           9,000
                                                      -------         ------           -------         ------           -----
        Total interest charges and dividends
          on preferred securities                      58,625         10,262            59,809          9,072               6
                                                      -------         ------           -------         ------           -----
Net Income                                           $ 93,517        $ 1,865          $ 93,517        $   774          $1,091
                                                      =======         ======           =======         ======           =====

----------
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual Report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.


                                                                     Exhibit F-2

              Metropolitan Edison Company and Subsidiary Companies
                 Consolidating Statement of Comprehensive Income
                      For the Year Ended December 31, 1997
                                 (In Thousands)
              ----------------------------------------------------

                                                    Metropolitan
                                                   Edison Company
                                                   and Subsidiary   Eliminations     Metropolitan        Met-Ed       York Haven
                                                      Companies          and            Edison         Preferred         Power
                                                    Consolidated    Adjustments        Company       Capital, Inc.      Company
                                                   --------------   ------------     ------------    -------------    ----------
Net Income                                           $ 93,517          $ 1,865         $ 93,517         $    774       $ 1,091


Other comprehensive income/(loss), net of tax:


   Net unrealized gains on investments                  4,249                             4,249


   Minimum pension liability                             (157)                             (157)
                                                      -------           ------          -------          -------        ----
     Total other comprehensive income                $  4,092          $   -           $  4,092         $    -         $   -
                                                      -------           ------          -------          -------        ----


Comprehensive income                                 $ 97,609          $ 1,865         $ 97,609         $    774       $ 1,091
                                                      =======           ======          =======          =======        ======


----------
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.


                                                                     Exhibit F-2

              Metropolitan Edison Company and Subsidiary Companies
                  Consolidating Statement of Retained Earnings
                      For the Year Ended December 31, 1997
                                 (In Thousands)
              ----------------------------------------------------

                                                    Metropolitan
                                                   Edison Company
                                                   and Subsidiary   Eliminations     Metropolitan        Met-Ed       York Haven
                                                      Companies          and            Edison         Preferred         Power
                                                    Consolidated    Adjustments        Company       Capital, Inc.      Company
                                                   --------------   ------------     ------------    -------------    ----------
Balance at beginning of year                         $ 255,649         $ 9,079        $255,649        $     53         $ 9,026


   Net income                                           93,517           1,865          93,517             774           1,091


   Cash dividends declared on common stock             (80,000)           (723)        (80,000)           (723)


   Cash dividends on cumulative preferred
     stock                                                (483)            -              (483)


   Other adjustments, net                                  (49)            -               (49)


                                                      --------          ------         -------         -------          ------
Balance at end of year                               $ 268,634         $10,221        $268,634        $    104         $10,117
                                                      ========          ======         =======         =======          ======

----------
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.



                                                                     Exhibit F-2

              Metropolitan Edison Company and Subsidiary Companies
                      Consolidating Statement of Cash Flows
                      For the Year Ended December 31, 1997
                                 (In Thousands)
              ----------------------------------------------------


                                                    Metropolitan
                                                   Edison Company
                                                   and Subsidiary   Eliminations     Metropolitan        Met-Ed       York Haven
                                                      Companies          and            Edison         Preferred         Power
                                                    Consolidated    Adjustments        Company       Capital, Inc.      Company
                                                   --------------   ------------     ------------    -------------    ----------
Operating Activities:
  Net income                                         $  93,517         $ 1,865        $  93,517         $     774      $ 1,091
  Adjustments to reconcile income to cash provided:
    Equity in earnings of subsidiaries                     -            (1,865)          (1,865)
    Depreciation and amortization                      113,662                          113,047                            615
    Amortization of property under capital
      leases                                            11,637                           11,637
    Nuclear outage maintenance costs, net               (6,169)                          (6,169)
    Deferred income taxes and investment
      tax credits, net                                   3,137                            3,113                             24
    Allowance for other funds used during
      construction                                         (75)                                                            (75)
  Changes in working capital:
    Receivables                                        (22,527)                         (22,531)             (100)         104
    Materials and supplies                                 845                              845
    Special deposits and prepayments                    10,489                           10,500                            (11)
    Payables and accrued liabilities                    12,502                           12,469                49          (16)
    Due to/from affiliates                              29,451                           29,451
  Nonutility generation contract buyout
    costs                                              (16,050)                         (16,050)
  Other, net                                           (17,942)                         (17,942)
                                                      --------          ------         --------          --------       ------
          Net cash provided by operating activities    212,477             -            210,022               723        1,732
                                                      --------          ------         --------          --------       ------

Investing Activities:
  Cash construction expenditures                       (87,613)                         (86,853)                          (760)
  Contributions to decommissioning trusts              (16,992)                         (16,992)
  Other, net                                              (363)                            (363)
                                                      --------          ------         --------          --------       ------
          Net cash used for investing activities      (104,968)            -           (104,208)              -           (760)
                                                      --------          ------         --------          --------       ------

Financing Activities:
  Issuance of long-term debt                            13,577                           13,577
  Increase in notes payable, net                        16,612                           16,612
  Retirement of long-term debt                         (40,020)                         (40,020)
  Capital lease principal payments                     (12,744)                         (12,744)
  Dividends paid on preferred stock                       (719)                            (719)
  Dividends paid on common stock                       (80,000)                         (80,000)
  Dividends paid on common stock - Internal                -                                723              (723)
  Capital stock paid-in capital                                                             (50)                            50
                                                      --------          ------         --------          --------       ------
          Net cash required by financing activities   (103,294)            -           (102,621)             (723)          50
                                                      --------          ------         --------          --------       ------

Net increase (decrease) in cash and temporary cash
   investments from above activities                     4,215             -              3,193               -          1,022
Cash and temporary cash investments,
   beginning of year                                     1,901             -              1,900                 1           -
                                                      --------          ------         --------          --------         ----
Cash and temporary cash investments, end of year     $   6,116         $   -          $   5,093         $       1      $ 1,022
                                                      ========          ======         ========          ========       ======

Supplemental Disclosure:
  Interest paid                                      $  59,819         $10,344        $  61,163         $   9,000
                                                      ========          ======         ========          ========
  Income taxes paid                                  $  55,375                        $  54,253         $     439      $   683
                                                      ========                         ========          ========       ======
  New capital lease obligations incurred             $  19,695                        $  19,695
                                                      ========                         ========

----------
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.

                                                                     Exhibit F-2

             Pennsylvania Electric Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1997
                                 (In Thousands)
             ------------------------------------------------------

                                               Pennsylvania
                                             Electric Company                                                               Waverly
                                              and Subsidiary    Eliminations   Pennsylvania       Penelec      Nineveh   Elec. Light
                                                Companies           and          Electric        Preferred      Water     and Power
                                              Consolidated      Adjustments      Company       Capital, Inc.   Company     Company
                                             ----------------   -------------  ------------    -------------   -------     -------

ASSETS
Utility Plant:
   In service, at original cost                $2,812,720                       $2,811,673                       $1,032       $15
   Less, accumulated depreciation               1,091,965                        1,091,714                         251
                                                ---------                        ---------                       -----        --
      Net utility plant in service              1,720,755                        1,719,959                         781        15
   Construction work in progress                   69,089                           69,089
   Other, net                                      26,110                           26,110
                                                ---------                        ---------                       -----        --
      Net utility plant                         1,815,954                        1,815,158                         781        15
                                                ---------                        ---------                       -----        --

Other Property and Investments:
   Common stock of subsidiaries                     -            $ 15,721           15,721
   Nuclear decommissioning trusts                  68,129                           68,129
   Other, net                                       7,071                            7,071
                                                ---------         -------        ---------                       -----        --
      Total other property and investments         75,200          15,721           90,921                         -           -
                                                ---------         -------        ---------                       -----        --

Current Assets:
   Cash and temporary cash investments              -                                 (815)        $      1        814
   Special deposits                                 2,449                            2,449
   Accounts receivable:
      Customers, net                               71,338                           71,338
      Other                                        21,051          11,482           21,043           11,482          8
   Unbilled revenues                               47,728                           47,728
   Materials and supplies, at average
     cost or less:
      Construction and maintenance                 47,853                           47,853
      Fuel                                         14,841                           14,841
   Deferred income taxes                            7,589                            7,589
   Prepayments                                     29,856                           29,856
                                                ---------         -------        ---------          -------       ----         --
      Total current assets                        242,705          11,482          241,882           11,483        822         -
                                                ---------         -------        ---------          -------       -----        --

Deferred Debits and Other Assets:
   Regulatory assets:
     Three Mile Island Unit 2 deferred
       Costs                                       89,538                           89,538
     Income taxes recoverable through
       future rates                               203,642                          203,642
     Nonutility generation contract
       buyout costs                                28,700                           28,700
     Other                                         68,220                           68,220
                                                ---------       -------          ---------          -------       -----        --
      Total regulatory assets                     390,100                          390,100
   Deferred income taxes                           55,698                           55,698
   Other                                           13,118       108,247             13,118          108,247
                                                ---------       -------           --------          -------       -----        --
      Total deferred debits and other assets      458,916       108,247            458,916          108,247         -          -
                                                ---------       -------          ---------          -------       -----        --

      Total Assets                             $2,592,775      $135,450         $2,606,877         $119,730      $1,603       $15
                                                =========       =======          =========          =======       =====        ==

----------
The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.

                                                                     Exhibit F-2

             Pennsylvania Electric Company and Subsidiary Companies
                           Consolidating Balance Sheet
                                December 31, 1997
                                 (In Thousands)
             ------------------------------------------------------

                                               Pennsylvania
                                             Electric Company                                                               Waverly
                                              and Subsidiary    Eliminations   Pennsylvania       Penelec      Nineveh   Elec. Light
                                                Companies           and          Electric        Preferred      Water     and Power
                                              Consolidated      Adjustments      Company       Capital, Inc.   Company     Company
                                             ----------------   -------------  ------------    -------------   -------     -------

LIABILITIES AND CAPITAL
Capitalization:
   Common stock                                  $  105,812       $     17      $  105,812       $      1      $    1       $15
   Capital surplus                                  285,486         15,439         285,486         14,072       1,367
   Retained earnings                                393,708            265         393,708            109         156
   Accumluated other comprehensive
     income/(loss)                                    6,332            -             6,332            -            -          -
                                                  ---------        -------       ---------        -------       -----        --
      Total common stockholder's
        equity                                      791,338         15,721         791,338         14,182       1,524        15
   Cumulative preferred stock                        16,681                         16,681
   Company-obligated mandatorily
     redeemable preferred securities                105,000                                       105,000
   Long-term debt                                   676,444        108,247         784,691
                                                  ---------        -------       ---------        -------       -----        --
      Total capitalization                        1,589,463        123,968       1,592,710        119,182       1,524        15
                                                  ---------        -------       ---------        -------       -----        --

Current Liabilities:
   Securities due within one year                    30,011                         30,011
   Notes payable                                     77,581                         77,581
   Obligations under capital leases                  19,939                         19,939
   Accounts payable                                  87,294         11,482          98,772                          4
   Taxes accrued                                     15,966                         15,488            472           6
   Interest accrued                                  20,902                         20,826             76
   Other                                             19,654                         19,654
                                                  ---------        -------       ---------        -------       -----        --
      Total current liabilities                     271,347         11,482         282,271            548          10         -
                                                  ---------        -------       ---------        -------       -----        --

Deferred Credits and Other Liabilities:
   Deferred income taxes                            478,182                        478,151                         31
   Unamortized investment tax credits                39,353                         39,315                         38
   Three Mile Island Unit 2 future
     costs                                          112,227                        112,227
   Nuclear fuel disposal fee                         15,172                         15,172
   Regulatory liabilities                            29,785                         29,785
   Other                                             57,246                         57,246
                                                  ---------        -------       ---------        -------       -----        --
      Total deferred credits and other
        Liabilities                                 731,965                        731,896           -             69         -
                                                  ---------        -------       ---------        -------       -----        --

      Total Liabilities and Capital              $2,592,775       $135,450      $2,606,877       $119,730      $1,603       $15
                                                  =========        =======       =========        =======       =====        ==

----------
The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.


                                                                     Exhibit F-2

             Pennsylvania Electric Company and Subsidiary Companies
                        Consolidating Statement of Income
                      For the Year Ended December 31, 1997
                                 (In Thousands)
             ------------------------------------------------------

                                               Pennsylvania
                                             Electric Company                                                               Waverly
                                              and Subsidiary    Eliminations   Pennsylvania       Penelec      Nineveh   Elec. Light
                                                Companies           and          Electric        Preferred      Water     and Power
                                              Consolidated      Adjustments      Company       Capital, Inc.   Company     Company
                                             ----------------   -------------  ------------    -------------   -------     -------

Operating Revenues                               $1,052,936                     $1,052,936                                  $  -
                                                  ---------                      ---------                                   ---

Equity in Earnings of Subsidiaries                     -           $   829             829
                                                  ---------         ------       ---------

Operating Expenses:
   Fuel                                             177,256                        177,256
   Power purchased and interchanged:
     Affiliates                                       3,252                          3,252
     Other                                          212,166                        212,166
   Deferral of energy and capacity
     costs, net
   Other operation and maintenance                  258,416                        258,416
   Depreciation and amortization                    107,111                        107,099                      $ 12
   Taxes, other than income taxes                    66,395                         66,389                         6
                                                  ---------         ------       ---------                       ---
        Total operating expenses                    824,596            -           824,578                        18
                                                  ---------         ------       ---------                       ---
Operating Income Before Income Taxes                228,340            829         229,187                       (18)
   Income taxes                                      70,390           (439)         69,958                        (7)
                                                  ---------         ------       ---------                       ---
Operating Income                                    157,950          1,268         159,229                       (11)
                                                  ---------         ------       ---------                       ---

Other Income and Deductions:
   Other income, net                                  2,469         10,517           2,427      $ 10,518          41
   Income taxes                                        (909)          (439)           (892)         (439)        (17)
                                                  ---------         ------       ---------        ------         ---
        Total other income and
          Deductions                                  1,560         10,078           1,535        10,079          24
                                                  ---------         ------       ---------        ------         ---

Income Before Interest Charges and
  Dividends on Preferred Securities                 159,510         11,346         160,764        10,079          13
                                                  ---------         ------       ---------        ------         ---

Interest Charges and Dividends
  on Preferred Securities:
   Interest on long-term debt                        49,125                         49,125
   Other interest                                     8,338         10,517          18,855
   Allowance for borrowed funds used
     during construction                             (2,164)                        (2,239)           75
   Dividends on company-obligated
     mandatorily redeemable
     preferred securities                             9,188                                        9,188
                                                  ---------         ------       ---------        ------
        Total interest charges and
          dividends on preferred
          securities                                 64,487         10,517          65,741         9,263           -
                                                  ---------         ------       ---------        ------         ---         ---
Net Income                                       $   95,023        $   829      $   95,023      $    816        $ 13        $  -
                                                  =========         ======       =========       =======         ===         ===

----------
The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.


                                                                     Exhibit F-2

             Pennsylvania Electric Company and Subsidiary Companies
                 Consolidating Statement of Comprehensive Income
                      For the Year Ended December 31, 1997
                                 (In Thousands)
             ------------------------------------------------------

                                               Pennsylvania
                                             Electric Company                                                               Waverly
                                              and Subsidiary    Eliminations   Pennsylvania       Penelec      Nineveh   Elec. Light
                                                Companies           and          Electric        Preferred      Water     and Power
                                              Consolidated      Adjustments      Company       Capital, Inc.   Company     Company
                                             ----------------   -------------  ------------    -------------   -------     -------

Net Income                                        $ 95,023        $   829       $ 95,023         $    816      $   13       $    -


Other comprehensive income/(loss), net of tax:


   Net unrealized gains on investments               2,125                         2,125


   Minimum pension liability                          (122)                         (122)
                                                   -------         ------        -------          -------       -----        -----
     Total other comprehensive income             $  2,003        $     -       $  2,003         $      -           -            -
                                                   -------         ------        -------          -------       -----        -----


Comprehensive income                              $ 97,026        $   829       $ 97,026         $    816      $   13       $    -
                                                   =======         ======        =======          =======       =====        =====


----------
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.


                                                                     Exhibit F-2

             Pennsylvania Electric Company and Subsidiary Companies
                  Consolidating Statement of Retained Earnings
                      For the Year Ended December 31, 1997
                                 (In Thousands)
             ------------------------------------------------------

                                               Pennsylvania
                                             Electric Company                                                               Waverly
                                              and Subsidiary    Eliminations   Pennsylvania       Penelec      Nineveh   Elec. Light
                                                Companies           and          Electric        Preferred      Water     and Power
                                              Consolidated      Adjustments      Company       Capital, Inc.   Company     Company
                                             ----------------   -------------  ------------    -------------   -------     -------

Balance at beginning of year                    $ 359,373         $   179        $ 359,373        $   36        $143         $  -


   Net income                                      95,023             829           95,023           816          13


   Cash dividends declared on
     common stock                                 (60,000)           (743)         (60,000)         (743)


   Cash dividends on cumulative
     preferred stock                                 (665)                            (665)


   Other adjustments, net                             (23)                             (23)
                                                 --------          ------         --------         ----          ---          ---


Balance at end of year                          $ 393,708         $   265        $ 393,708        $  109        $156         $  -
                                                 ========          ======         ========         =====         ===          ===

----------
The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.


                                                                     Exhibit F-2

             Pennsylvania Electric Company and Subsidiary Companies
                      Consolidating Statement of Cash Flows
                      For the Year Ended December 31, 1997
                                 (In Thousands)
             ------------------------------------------------------

                                               Pennsylvania
                                             Electric Company                                                               Waverly
                                              and Subsidiary    Eliminations   Pennsylvania       Penelec      Nineveh   Elec. Light
                                                Companies           and          Electric        Preferred      Water     and Power
                                              Consolidated      Adjustments      Company       Capital, Inc.   Company     Company
                                             ----------------   -------------  ------------    -------------   -------     -------

Operating Activities:
  Net income                                       $  95,023      $   829        $  95,023        $  816         $ 13        $ -
  Adjustments to reconcile income to
  cash provided:
    Equity in earnings of subsidiaries                   -           (829)            (829)
    Depreciation and amortization                     99,688                        99,676                         12
    Amortization of property under capital
      leases                                           7,954                         7,954
    Nuclear outage maintenance costs, net             (3,072)                       (3,072)
    Deferred income taxes and
      investment tax credits, net                     10,193                        10,193
  Changes in working capital:
    Receivables                                      (10,451)                      (10,327)         (125)           1
    Materials and supplies                            (3,763)                       (3,763)
    Special deposits and prepayments                   6,973                         6,973
    Payables and accrued liabilities                  15,356                        15,309            52           (5)
    Due to/from affiliates                            (5,595)                       (5,595)
  Nonutility generation contract
    buyout costs                                     (10,000)                      (10,000)
  Other, net                                         (22,963)                      (22,963)
                                                    --------       ------         --------         -----          ---         --
         Net cash provided by operating
            activities                               179,343           -           178,579           743           21          -
                                                    --------       ------         --------         -----          ---         --

Investing Activities:
  Cash construction expenditures                     (99,074)                      (99,074)
  Contributions to decommissioning trusts             (5,288)                       (5,288)
  Other, net                                             454                           454
                                                    --------       ------         --------         -----          ---         --
          Net cash used for investing
            activities                              (103,908)          -          (103,908)          -             -           -
                                                    --------       ------         --------         -----          ---         --

Financing Activities:
  Issuance of long-term debt                          49,875                        49,875
  Increase in notes payable, net                     (30,099)                      (30,099)
  Retirement of long-term debt                       (26,010)                      (26,010)
  Capital lease principal payments                    (8,506)                       (8,506)
  Dividends paid on preferred stock                     (695)                         (695)
  Dividends paid on common stock                     (60,000)                      (60,000)
  Dividends paid on common stock -
    Internal                                             -                             743          (743)
                                                    --------       ------         --------         -----          ---         --
          Net cash required by financing
            activities                               (75,435)          -           (74,692)         (743)          -           -
                                                    --------       ------         --------         -----          ---         --

Net increase in cash and temporary cash
   investments from above activities                       -           -               (21)            -           21          -
Cash and temporary cash investments,
  beginning of year                                        -           -              (794)            1          793          -
                                                    --------       ------         --------         -----          ---         --
Cash and temporary cash investments,
  end of year                                      $       -      $    -         $    (815)       $    1         $814        $ -
                                                    ========       ======         ========         =====          ===         ==

Supplemental Disclosure:
  Interest paid                                    $  61,819      $10,604        $  63,235        $9,188
                                                    ========       ======         ========         =====
  Income taxes paid                                $  48,348                     $  47,875        $  462         $ 11
                                                    ========                      ========         =====          ===
  New capital lease obligations incurred           $  11,155                     $  11,155
                                                    ========                      ========

----------
The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 1997, are an integral part of the consolidating financial statements.